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                                                                    EXHIBIT 23.1

               CONSENT OF ERNST & YOUNG LLP, INDEPENDENT AUDITORS

We consent to the reference to our firm under the caption "Experts" and to the use of our report dated January 21, 2000 in the Registration Statement (Form S-1) and related Prospectus of BackWeb Technologies Ltd., for the registration of 1,514,104 ordinary shares.

                                          /s/ ERNST & YOUNG LLP

Palo Alto, California
March 28, 2000